SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                AMENDED FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                September 5, 2000
                     Wintech Digital System Technology Corp.
                (Formally Temple Summit Financial Projects, Inc.)

             (Exact name of registrant as specified in its charter)



            NEVADA                     000-30553                       88-0325524
(State or Other Jurisdiction of       (File Number)                (I.R.S. Employer Incorporation or
       Organization)                                                       Identification No.)


       Room 510, DSP Building,17 Zhongguancun Road, Beijing, China, 100080
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (0118610)62547647

                      Temple Summit Financial Projects, Inc.

          (Former name or former address, if changed since last report)



Item 1. Changes in Control of Registrant.

On August 10, 2000, the Company filed a Form 8-K regarding an Agreement and Plan of Reorganization with Beijing Wintech Science and Technology Corp. This amended Form 8-K supplements the August 10, 2000 filing. The August 10, 2000 Form 8-K filed by the Company is incorporated herein by this reference and is supplemented with the financial information attached hereto.

Item No. 7. Exhibits

         (27)    Financial Data Schedule

         (99)    Other Exhibits:
                  Audited financial statements of Beijing Wintech Science and Technology Corp. ("WINTECH") for the year ended June 30, 1999 and 2000. Pro forma information is not provided as it would essentially be the same information as WINTECH as the Company had little activity for the periods presented. Also attached as exhibit 99.2 are the audited financials for Temple Summit Financial Projects as of June 30, 2000.

                        SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wintech Digital System Technology Corp.
/s/ Yonghong Dong

---------------------------------
Yonghong Dong/President